                                                                      EXHIBIT 17


                          BLC FINANCIAL SERVICES, INC.
                               645 MADISON AVENUE
                            NEW YORK, NEW YORK 10022

        PROXY -- SPECIAL MEETING OF SHAREHOLDERS -- DECEMBER 31, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert F. Tannenhauser and Irwin E. Redlener, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of BLC Financial Services, Inc. held of record by the undersigned on December 7, 2000 at the Special Meeting of Shareholders to be held at Weil, Gotshal & Manges LLP, 767 Fifth Avenue, 25th Floor, New York, New York, 10152, on December 31, 2000, at 10:00 a.m. or at any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted in favor of Proposals 1 and 2. The undersigned acknowledges receipt from BLC prior to the execution of this proxy of a notice of Special Meeting of Shareholders and a proxy statement/prospectus.

      (Continued, and to be marked, signed, and dated on reverse side).

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                          /\ FOLD AND DETACH HERE /\
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                                                                 Please mark
                                                                  your vote  [X]
                                                                  like this

                                PROXY BY MAIL

                                                          FOR  AGAINST  ABSTAIN

1. To approve and adopt a merger agreement with Allied    [ ]    [ ]      [ ]
   Capital Corporation that will cause BLC to become a portfolio company of Allied Capital and, in connection with the merger, an amendment to BLC's certificate of incorporation creating a new Class B common stock.

2. To grant discretionary authority to vote in favor of   [ ]    [ ]      [ ]
   an adjournment of the meeting, if necessary.

                             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                     PROMPTLY IN THE ENCLOSED ENVELOPE

                                        (Continued from other side)

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IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW
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-----------------------------------------------    ===================
                                                     COMPANY NUMBER:

                                                      PROXY NUMBER:

                                                     ACCOUNT NUMBER:
-----------------------------------------------    ===================

Signature________________________Signature_________________________Date_________

Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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             /\ FOLD AND DETACH HERE AND READ THE REVERSE SIDE /\

             ----------------------------------------------------
               [PHONE] VOTE BY TELEPHONE OR INTERNET [COMPUTER]
                         QUICK *** EASY *** IMMEDIATE
             ----------------------------------------------------

                         BLC FINANCIAL SERVICES, INC.

- You can now vote your shares electronically through the Internet or the telephone.
- This eliminates the need to return the proxy card.
- Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
------------------------------
WWW.CONTINENTALSTOCK.COM

Have your proxy card in hand when you access the above web site. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL
--------------------------

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
---------------------------
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.


          PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY
          -----------------------------------------------------------

                           [INTERNET VOTING SCREENS]

Screen 1.
                                   PROXY VOTE

                             Proxy Number:__________

                           Company Number:__________

                           Account Number:__________

                    If you have received your proxy card, you can vote now by entering the information above. Then click the VOTE button.

                                     ------
                                      Vote
                                     ------

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Screen 2.

                                MEETING SCHEDULE

          COMPANY                            MEETING DATE & TIME
          -------                            -------------------
      BLC Financial Services, Inc.             Sunday, December 31, 2000 at 10:00 AM ET

                                   ---------
                                    Proceed
                                   ---------

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Screen 3.

     Proxy Voting for Annual Meeting to be held on: Sunday, December 31, 2000 10:00 AM ET

When you are ready, you can vote all proposals as RECOMMENDED BY MANAGEMENT in the proxy statement or see a list of proposals so you can VOTE SELECTIVELY.

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Screen 4.

                          BLC FINANCIAL SERVICES, INC.
                               645 MADISON AVENUE
                            NEW YORK, NEW YORK 10022

        PROXY - - SPECIAL MEETING OF SHAREHOLDERS - - DECEMBER 31, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert F. Tannenhauser and Irwin E. Redlener, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of BLC Financial Services, Inc. held of record by the undersigned on December 7, 2000 at the Special Meeting of Shareholders to be held at Weil, Gotshal & Manges LLP, 767 Fifth Avenue, 25th Floor, New York, New York, 10152, on December 31, 2000, at 10:00 a.m. or at any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted in favor of Proposals 1 and 2. The undersigned acknowledges receipt from BLC prior to the execution of this proxy of a notice of Special Meeting of Shareholders and a proxy statement/prospectus.

Select the appropriate vote option next to each proposal. After you have reviewed your vote, press the SUBMIT YOUR VOTE button to record your vote.

1. To approve and adopt a merger agreement with Allied Capital Corporation that will cause BLC to become a portfolio company of Allied Capital and, in connection with the merger, an amendment to BLC's certificate of incorporation creating a new Class B common stock.

                      ===================================
                       ( ) For  ( ) Against  ( ) Abstain
                      ===================================

2. To grant discretionary authority to vote in favor of an adjournment of the meeting, if necessary.

                      ===================================
                       ( ) For  ( ) Against  ( ) Abstain
                      ===================================

                             ----------------------
                                Submit Your Vote
                             ----------------------

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Screen 5.

                      Will you attend the annual meeting?

                             [ ] YES        [ ] No

                                     SUBMIT

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Screen 6.

     Thank you. Your vote will be processed today. To return to Continental Stock Transfer & Trust Company's name page, click on the [Return] Investor Relations link above.

                                   Automated
                          [Telephone Voting Responses]

Welcome to the Continental Stock Transfer Proxy Response Center.

 ...the Continental Stock Transfer Proxy Response Center.

Do you have a proxy card? If yes, <press 1>

If no, <press2>

You may not vote without a proxy card. Please revisit this site when you have your proxy card. <exit>

On your touch-tone phone, please enter the company ID found on the proxy card. The company ID consists of a letter followed by 3 digits. For the letter Q use 1, for the letter Z use 0

4 digits

You did not enter 4 digits.

Welcome to BLC FINANCIAL SERVICES INC. Proxy Voting Line.

Please enter your nine-digit Proxy number found on the proxy card

9 digits

You did not enter 9 digits.

If you wish to grant a proxy to vote with the Board on all Proposals <press 1>

If you wish to grant a proxy to vote on each Proposal separately <press 2>

To repeat these instruction <press 3>

Proposal 1

To approve and adopt a merger agreement with Allied Capital Corporation that will cause BLC to become a portfolio company of Allied Capital and, in connection with the merger, an amendment to BLC's certificate of incorporation creating a new Class B common stock.

To grant a proxy FOR <press 1>

To grant a proxy AGAINST <press 2>

To ABSTAIN <press 3>

We will now ask you to confirm your vote.

You have granted a proxy to vote as follow.

If this is correct <press 1>

If you would like to change your vote <press 2)

To repeat this confirmation <press 3>

Your vote would be cast as directed.

Proposal 2

To grant discretionary authority to vote in favor of an adjournment of the meeting, if necessary.

To grant a proxy FOR < press 1 >

To grant a proxy AGAINST <press2 >

To ABSTAIN < press 3>

We will now ask you to confirm your vote.

You have granted a proxy to vote as follow.

If this is correct <press 1>

If you would like to change your vote <press 2)

To repeat this confirmation <press 3>

Your vote would be cast as directed.

Thank you for using the BLC FINANCIAL SERVICES INC. proxy voting line.

Good bye